UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 14, 2006

GONDWANA ENERGY, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 700, One Executive Place

1816 Crowchild Trail N.W.

Calgary, Alberta, Canada T2M 3Y7

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (403) 313-8985

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 14, 2006 the Board of Directors of Gondwana Energy, Ltd. issued a press release announcing that it had appointed Robert Horn as a Director, to fill the vacancy created by the untimely passing of Harry Hopmeyer. Mr. Horn has accepted his appointment.

On December 15, 2006 the Board of Directors of Gondwana Energy, Ltd. issued a press release announcing that it had appointed Nico Civelli as Vice President of Finance - Europe. No contract has been entered into as of this time regarding compensation and other terms of the employment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated December 14, 2006.

99.2	Press release dated December 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GONDWANA ENERGY, LTD.

Date: December 15, 2006	/s/ Daniel Hunter
Daniel Hunter, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 14, 2006.

99.2	Press release dated December 15, 2006.